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                                                                   EXHIBIT 10.23

                    MORTGAGE OF TENANT'S INTEREST IN LEASE
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     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY
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     ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT
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     GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER
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     THIS MORTGAGE.
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     THIS MORTGAGE is made as of this lst day of July, 1989, by CLIMATE MASTER,
INC., a Delaware corporation (herein called the "Mortgagor") to THE OKLAHOMA COUNTY FINANCE AUTHORITY, an Oklahoma public trust (herein called the "Mortgagee").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Mortgagee has agreed, subject to certain terms and conditions, to make a loan (the "Loan") to mortgagor in the amount of Two Million and No/100 Dollars ($2,000,000.00); and

     WHEREAS, the Loan is secured by a Security Agreement covering certain equipment of Mortgagor located on the real property described on Exhibit A attached hereto and made a part hereof (the "Land"); and

     WHEREAS, Mortgagor and West Point Company, an Oklahoma corporation ("West Point"), have entered into a certain Lease Agreement dated November 12, 1987, whereby West Point leased the Land to Mortgagor, as said Lease Agreement is amended by that certain First Amendment to Lease Agreement dated February 19, 1988, and that certain Second Amendment to Lease Agreement dated December 7, 1988 (the "Lease"); and

     WHEREAS, as a condition of the Loan, the Mortgagee has required the Mortgagor to mortgage its tenant's interest in the Lease to Mortgagee.

     NOW, THEREFORE, for value received, and for the purpose of securing payment of all sums now or at any time hereafter due to the Mortgagee under the terms of the Mortgagor's note to Mortgagee of even date herewith in the amount of $2,000,000 (the "Note") having a maturity of May 1, 1994, as secured by a certain Security Agreement made by the Mortgagor to the Mortgagee, and performance and discharge of each obligation, covenant and agreement of the Mortgagor contained herein or in the Security Agreement, the Note or the Project Loan Agreement between Mortgagor and Mortgagee in connection with the Loan, the Mortgagor hereby mortgages to the Mortgagee, its successors and assigns, all of the Mortgagor's right, title and interest in and under the Lease, together with any extensions, amendments or renewals thereof, upon the following terms.

     Borrower hereby grants to and confers on Lender the power to sell the Lease in the manner provided under the Oklahoma Power of Sale Mortgage Foreclosure Act, 46 O.S. (S)(S)40-48 both inclusive, as
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the same may be amended from time to time or other statutory authority (the
"Act").

     1. So long as there shall exist no default by the Mortgagor in the payment of any indebtedness secured hereby or in the performance of any obligation of the Mortgagor herein or in the Security Agreement, the Project Loan Agreement or any other instrument securing said indebtedness, the Mortgagor shall have the right to exercise all of the tenant's rights under the Lease except those set forth in paragraph 4 of this Mortgage.

     2. Upon the payment in full of all indebtedness secured hereby, this Mortgage shall become and be void and of no effect.

     3. The Mortgagor will: fulfill or perform each and every condition and covenant of the Lease to be fulfilled or performed by tenant; give prompt notice to the Mortgagee of any notice of default by the Mortgagor under the Lease received by the Mortgagor together with a complete copy of any such notice; enforce, short of termination of the Lease, the performance or observance of each and every covenant and condition of the Lease by the landlord to be performed or observed; not modify or in any way alter the terms of the Lease; not terminate the term of the Lease nor surrender the premises unless required to do so by the terms of the Lease; and not waive or release the landlord from any obligation or condition by the landlord to be performed.

     4. The rights mortgaged hereunder include all the Mortgagor's right and power to modify the Lease, to terminate the term, to surrender the premises, or to waive or release the landlord from the performance or observance by the landlord of any obligation or condition thereof.

     5. At the Mortgagor's sole cost and expense, the Mortgagor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of the landlord, tenant or any guarantor thereunder.

     6. Should the Mortgagor fail to make any payment or to do any act as herein provided, then the Mortgagee, without obligation so to do and without notice to or demand on the Mortgagor and without releasing the Mortgagor from any obligation herein, may make or do the same, including specifically, without limiting its general powers, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Mortgagee and performing any obligation of the tenant contained in the Lease, and in exercising any such powers paying necessary costs and expenses, employing counsel and incurring and paying reasonable attorney's fees; and the Mortgagor will pay immediately upon demand all sums expended by the Mortgagee under the authority hereof, together with interest thereon at the then applicable interest rate

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of the Note, and the same shall be added to the indebtedness and shall be secured hereby and by the Security Agreement.

     7. The whole of said indebtedness shall become due at the option of the Mortgagee, after any attempt by the Mortgagor to exercise any of the rights described in Paragraph 4 hereof or after any default. by the Mortgagor hereunder.

     8. After any attempt by the Mortgagor to exercise any of the rights described in Paragraph 4 hereof or after any default by the Mortgagor in the payment of said indebtedness or in the performance of any obligation of the Mortgagor herein or in the Security Agreement or any other instrument securing the indebtedness, the Mortgagee shall have alternate remedies as follows:

          (a)  Power of Sale. The Mortgagee may elect to use the nonjudicial
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     Power of Sale which is conferred under the terms of this Mortgage. Such
     Power of Sale shall be exercised by giving the Mortgagor Notice of Intent to Foreclose by Power of Sale and setting forth among other things, the nature of the breach(es) or default(s) and the action required to effect a cure thereof and the time period within which such cure may be effected, all in compliance with the Act. If no cure is effected within the statutory time limits, the Mortgagee may accelerate the indebtedness without further notice and may then proceed, in the manner and subject to the conditions of the above referenced statutes to send to the Mortgagor and other necessary parties a Notice of Sale and to sell and convey the Property in accordance with the Act. The sale shall be made at one or more sales, as an entirety or in parcels, upon such notice, at such time and places, subject to all conditions and with the proceeds thereof to be applied as provided in the Act. No action of the Mortgagee based upon the provisions contained herein or contained in the Act, including, without limitation, the giving of the Notice of Intent to Foreclose by Power of Sale or the Notice of Sale, shall constitute an election of remedies which would preclude the Mortgagee from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure.

          (b)  Judicial Foreclosure. Whether or not proceedings have commenced
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     by the exercise of the power of sale above given, assuming the breach(es)
     or default(s) are uncured and continuing, then the Mortgagee, in lieu of proceeding with the power of sale, may at its option declare the whole amount of the indebtedness secured by this Mortgage remaining unpaid, immediately due and payable without notice, and proceed by suit or suits in equity or at law to foreclose this Mortgage. Appraisement of the Lease is hereby waived or not waived at the option of the Mortgagee, such option to be exercised at or prior to the time judgment is rendered in such judicial

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     foreclosure. The Lease may be sold as one parcel or in such parcels as the
     Mortgagee may elect unless otherwise provided by law.

     9. The Mortgagor warrants that it has not executed any prior assignment or mortgage of any of its rights under the Lease, that Mortgagor has not done anything which might prevent the Mortgagee from or limit the Mortgagee in operating under any of the provisions hereof; so far as the Mortgagor knows, there is no present default by the tenant or landlord under the Lease and the Lease is in full force and effect.

     10. The Mortgagee shall not be obligated to perform or discharge any obligation under the Lease, or under or by reason of this Mortgage, and the Mortgagor hereby agrees to indemnify the Mortgagee against and hold it harmless from any and all liability, loss or damage which it may or might incur under the Lease, or under or by reason of this mortgage and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms of the Lease; should the Mortgagee incur any such liability, loss, or damage under the Lease or under or by reason of this Mortgage, or in defense against any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, together with interest thereon at the then applicable rate of the Note, shall be secured hereby and by the Security Agreement, and the Mortgagor shall reimburse the Mortgagee therefor immediately upon demand.

     11. This Mortgage shall inure to the benefit of the successors and assigns of the Mortgagee and shall bind the Mortgagor's successors and assigns. It is specifically agreed that Mortgagee may assign this mortgage to any subsequent holder of the Note.

     12. All notices, demands or documents which are required or prescribed to be given or served hereunder shall be in writing and shall be deemed given when sent by registered or certified mail addressed to: Mortgagor at 16 South Pennsylvania, Oklahoma City, Oklahoma 73107, Attention: Larry McLane, and Mortgagee at 520 Colcord Drive, Oklahoma City, Oklahoma 73102, and such addresses may be changed from time to time by either party by serving notice as above provided.

     IN WITNESS WHEREOF, the Mortgagor has duly executed this Assignment the day and year first above written.

                                     CLIMATE MASTER, INC.,
                                     a Delaware corporation

                                     By:   /s/ Tony M. Shelby
                                           ---------------------------
                                           Vice President
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ATTEST:
/s/ James J. Gray
----------------------
Ass't Secretary
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(SEAL)


STATE OF OKLAHOMA   )
                    )    SS:
COUNTY OF OKLAHOMA  )

The foregoing instrument was acknowledged before me this 13/th/ day of July, 1989, by Tony M. Shelby, President of CLIMATE MASTER,INC., a Delaware corporation, on behalf of the corporation.

                                      /s/ Jan R. Bridge
                                      -----------------------------
                                      Notary Public

My Commission Expires:
2-13-90
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(SEAL)

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